UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

RUBY TUESDAY, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-12454	63-0475239
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 East Broadway Avenue

Maryville, Tennessee 37804

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	OTHER EVENTS

On October 30, 2017, the Board of Directors (the “Board”) of Ruby Tuesday, Inc. (“Ruby Tuesday”) determined to postpone the Company’s 2017 Annual Meeting of Shareholders, previously scheduled for January 22, 2018, due to the pendency of the special meeting of shareholders of Ruby Tuesday (the “Special Meeting”) to vote on approval of the previously-announced Agreement and Plan of Merger (the “Merger Agreement”) among RTI Holding Company, LLC (“Parent”), a fund managed by NRD Capital, RTI Merger Sub, LLC, a wholly owned subsidiary of Parent (“Merger Sub”), and Ruby Tuesday, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Ruby Tuesday (the “Merger”). Ruby Tuesday has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the Special Meeting and anticipates that it will notify shareholders of the exact date, time and location of the Special Meeting in the forthcoming definitive proxy materials.

If the Merger is completed, Ruby Tuesday will become a wholly-owned subsidiary of Parent and there will be no annual meeting of Ruby Tuesday involving public shareholders. If the Merger is not completed, the Board will take such further action following the Special Meeting as it deems necessary and appropriate to call and convene an annual meeting of shareholders, including the establishment of a new annual meeting date and deadline for submission of shareholder proposals and director nominations.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Ruby Tuesday, Inc. (“Ruby Tuesday”) and a fund managed by NRD Capital (“Acquirer”). In connection with this proposed transaction, Ruby Tuesday and/or Acquirer may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Ruby Tuesday and/or Acquirer may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RUBY TUESDAY AND ACQUIRER ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Ruby Tuesday and/or Acquirer, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Ruby Tuesday and/or Acquirer through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Ruby Tuesday will be available free of charge on Ruby Tuesday’s internet website at http://www.rubytuesday.com or by contacting Ruby Tuesday’s Investor Relations Director by email at RubyTuesdayIR@icrinc.com or by phone at (646) 277-1273.

Participants in Solicitation

Ruby Tuesday, Acquirer, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Ruby Tuesday is set forth in its Annual Report on Form 10-K for the fiscal year ended June 6, 2017, which was filed with the SEC on August 21, 2017 and amended on October 4, 2017, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between Ruby Tuesday and Acquiror are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Ruby Tuesday and Acquirer, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Ruby Tuesday’s most recent report on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure of Acquirer to obtain the financing required to consummate the proposed transaction;

•	failure to obtain the approval of shareholders of Ruby Tuesday in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	the diversion of management time to transaction-related issues.

Ruby Tuesday’s forward-looking statements are based on assumptions that Ruby Tuesday believes to be reasonable but that may not prove to be accurate. Neither Ruby Tuesday nor Acquirer can guarantee future results, level of activity, performance or achievements. Moreover, neither Ruby Tuesday nor Acquirer assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Ruby Tuesday and Acquirer assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017

RUBY TUESDAY INC.

By:	/s/ Rhonda Parish
Rhonda Parish Chief Legal Officer